EXHIBIT 32.1

Certification of Chief Executive Officer

Pursuant To 18 U.S.C. Section 1350

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Wei Zhou, President and Chief Executive Officer of INTAC International, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the “Act”) that to my knowledge on the date hereof:

(a)                                 The Quarterly Report on Form 10-Q/A of the Company for the three months ended March 31, 2006, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)                                 Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2006
/s/ WEI ZHOU
Wei Zhou
President and Chief Executive Officer

This certification is being furnished solely for purposes of Section 906 of the Act, and shall not be deemed filed by the Company for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liability of that section.